UNITED STATES
                    OFFICE OF THE COMPTROLLER OF THE CURRENCY
                             WASHINGTON, D.C. 20219

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): SEPTEMBER 26, 2005
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                             FIRST SOUTHERN BANCORP
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               (Exact name of registrant as specified in charter)

       GEORGIA                     333-66734                     58-2635782
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   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)


201 SOUTH MAIN STREET, STATESBORO, GEORGIA                            30458
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 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code    (912) 489-7600
                                                     ----------------

            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

          On September 26, 2005, First Southern Bancorp (the "Company") mailed a letter to its shareholder regarding its proposed stock reclassification transaction and its financial results for the year ended December 31, 2004. The shareholder letter is attached to this Form 8-K as Exhibit 99.1.

          The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing. By filing this report on Form 8-K and furnishing or referring to this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that was not previously publicly available.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST SOUTHERN BANCORP


Dated:  September 26, 2005
                                    By:     /s/ F. Thomas David
                                       -----------------------------------------
                                    Name:  F. Thomas David
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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   99.1        Letter to Shareholders of First Southern Bancorp

                                  Exhibit 99.1
                                  ------------